                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-b(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          EDUTREK INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                                NOT APPLICABLE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1/

         ----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

     (5) Total fee paid:
                        -------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                 ----------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
                                                       -------------------------

     (3) Filing Party:
                      ---------------------------------------------------------

     (4) Date Filed:
                     ----------------------------------------------------------

-----------
/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

                       [EduTrek Letterhead Appears Here]


                                October 5, 1998


Dear Shareholder:

     You are cordially invited to attend the first Annual Meeting of Shareholders of your Company, which will be held on Thursday, October 29, 1998 at 10:00 a.m., Eastern Time, at the Company's offices at 6600 Peachtree-Dunwoody Road, Embassy Row 500, Atlanta, Georgia.

     The formal notice of the meeting and the proxy statement appear on the following pages and describe the matters to be acted upon. Time will be provided during the meeting for discussion and you will have an opportunity to ask questions about your Company.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed notice of the meeting and proxy statement, please complete, sign, date and return the enclosed proxy card at your earliest convenience. Returning the signed and dated proxy card will not prevent you from voting in person at the meeting should you later decide to do so.

                                    Sincerely,

                                    /s/ Steve Bostic
                                    --------------------------------------------
                                    Steve Bostic
                                    Chairman of the Board
                                    and Chief Executive Officer

                          EDUTREK INTERNATIONAL, INC.
                         6600 Peachtree-Dunwoody Road
                                Embassy Row 500
                            Atlanta, Georgia 30328

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held October 29, 1998

        To the Holders of Common Stock of EDUTREK INTERNATIONAL, INC.:

    Notice is hereby given that the Annual Meeting of Shareholders of EduTrek International, Inc., a Georgia corporation (the "Company"), will be held at the Company's offices at 6600 Peachtree-Dunwoody Road, Embassy Row 500, Atlanta, Georgia 30328 on Thursday, October 29, 1998 at 10:00 a.m. Eastern Time for the following purposes:

(a) To elect eight (8) directors to serve for a term of one year and until their successors have been elected and qualified;

(b) To approve certain amendments to the EduTrek International, Inc. 1997 Incentive Plan (the "Incentive Plan") to (i) increase the number of shares available for grant thereunder from 829,388 to 1,200,000 and (ii) modify the circumstances under which the Board of Directors may amend the Incentive Plan without shareholder approval; and

(c) To conduct such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record as of the close of business on September 14, 1998 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

                               By Order of the Board of Directors


                               /s/ Douglas C. Chait
                               ------------------------------------------------
                               Douglas C. Chait
                               Secretary

Atlanta, Georgia
October 5, 1998

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                          EDUTREK INTERNATIONAL, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                October 29, 1998
                 ______________________________________________

                                PROXY STATEMENT
                 ______________________________________________


    This proxy statement and form of proxy, which are first being mailed to shareholders on or about October 5, 1998, are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of EduTrek International, Inc. (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at the Company's offices at 6600 Peachtree-Dunwoody Road, Embassy Row 500, Atlanta, Georgia, on Thursday, October 29, 1998, at 10:00 a.m. Eastern Time and at any or all adjournments or postponements thereof. The address of the principal executive offices of the Company is 6600 Peachtree-Dunwoody Road, Embassy Row 500, Atlanta, Georgia 30328 and the Company's telephone number is (404) 965-8000.

    The cost of this solicitation will be borne by the Company. In addition to the mails, proxies may be solicited by officers and regular employees of the Company, without remuneration, by personal interviews, telephone and facsimile. It is anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will forward soliciting material to beneficial owners of stock entitled to vote at the meeting, and such persons will be reimbursed for the out-of-pocket expenses incurred by them in this connection.

    Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date. Proxies which are returned properly executed and not revoked will be voted and will be voted in accordance with the shareholder's directions specified thereon. Where no direction is specified, proxies will be voted FOR the election of the nominees for director named herein, FOR each of the amendments to the Incentive Plan and, on other matters presented for a vote, in accordance with the judgment of the persons acting under the proxies. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. For the purpose of determining the number of shares voting on a particular proposal, abstentions are counted as shares voting, whereas broker non-votes are not counted as shares voting.

    Only shareholders of record at the close of business on September 14, 1998 will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of September 14, 1998, the Company had outstanding 4,347,775 shares of Class A Common Stock and 6,293,000 shares of Class B Common Stock. Each share of Class A Common Stock issued and outstanding on the Record Date is entitled to one vote while each share of Class B Common Stock issued and outstanding on the Record Date is entitled to ten votes.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    Based solely on information made available to the Company, the following table sets forth certain information as of September 14, 1998 with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than five percent (5%) of any class of outstanding Common Stock of the Company, (ii) each director of the Company,
(iii) each of the executive officers of the Company named in the Summary Compensation table on page 7 of this Proxy Statement, and (iv) all directors and executive officers of the Company as a group. Steve Bostic, the Company's Chairman and Chief Executive Officer, and certain of his affiliates, are the only holders of Class B Common Stock. Such shares are entitled to ten votes per share. If at any time any shares of Class B Common Stock are beneficially owned by any person other than Mr. Bostic (or entities controlled by him) or upon his death, such shares shall automatically convert to an equal number of shares of Class A Common Stock. Unless otherwise indicated, the named person has sole voting and investment power with respect to all shares.


                                           Shares Beneficially Owned/(1)/       Percent of Class       Percent of
                                       -----------------------------------    ---------------------   Total Voting
Beneficial Owner                             Class A           Class A         Class A     Class B       Power
----------------                        ---------------     --------------    --------     --------   ------------
Steve Bostic............................   42,000/(2)/      6,293,000/(3)/       *          100.0%       93.7%
Wellington Management Company, LLP......  607,000/(4)/          --              14.0%          --         *
HLM Management Co., Inc.................  481,100/(5)/          --              11.1           --         *
J&W Seligman & Co. Incorporated.........  453,000/(6)/          --              10.4           --         *
Stratford Capital Partners, L.P./(7)/...  444,318               --              10.2           --         *
Gilder, Gagnon, Howe & Co...............  377,010/(8)/          --               8.7           --         *
The TCW Group, Inc......................  332,100/(9)/          --               7.6           --         *
Pilgrim Baxter & Associates, Ltd........  325,700/(10)/         --               7.5           --         *
Stephen G. Franklin.....................   54,000/(11)/         --               1.2           --         *
Paul D. Beckham.........................    5,400/(12)/         --               *             --         *
Fred C. Davison.........................    1,400/(12)/         --               *             --         *
Ronald P. Hogan.........................    5,700/(13)/         --               *             --         *
Gaylen D. Kemp..........................    1,600/(12)/         --               *             --         *
Gerald Tellefsen........................    3,200/(13)/         --               *             --         *
J. Robert Fitzgerald....................    3,700/(13)/         --               *             --         *
Donald J. Blankers......................   13,807/(14)/         --               *             --         *
Barbara S. Butterfield..................    7,950/(15)/         --               *             --         *
Eric R. Fliegel.........................    8,100/(15)/         --               *             --         *
Donald M. Farquharson...................   10,000/(16)/         --               *             --         *
All executive officers and
 directors as a group (12 persons)......  199,857/(17)/      6,293,000           4.3%       100.0%       93.7%

---------------------
     *Less than 1%.

(1) Unless otherwise indicated, each person has sole voting and investment power as to all such shares. Shares of Common Stock underlying exercisable options to purchase Common Stock are deemed to be outstanding for the purpose of computing the outstanding Common Stock owned by the particular person and by the group, but are not deemed outstanding for any other purpose.
(2) Shares held by The Bostic Family Foundation, Inc. over which Mr. Bostic exercises voting and investment power.
(3) Includes 2,866,150 shares of Class B Common Stock owned by Mr. Bostic's wife and 602,700 shares of Class B Common Stock owned by the Bostic Family Limited Partnership over which Mr. Bostic exercises voting and investment power. Mr. Bostic's business address is 6600 Peachtree-Dunwoody Road, Embassy Row 500, Atlanta, Georgia 30328.
(4) Based upon a Schedule 13G dated September 10, 1998 filed by Wellington Management Company, LLP ("WMC"). The Schedule 13G reports that it is filed by WMC in its capacity as investment advisor; that the referenced shares are owned of record by clients of WMC; and that those clients have the right to receive or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. The Company makes no representation as to the accuracy or completeness of the information reported. The business address of WMC is 75 State Street, Boston, Massachusetts 02109.
(5) Based on a Schedule 13G dated February 13, 1998 filed by HLM Management Co., Inc. The Company makes no representation as to the accuracy or completeness of the information reported. The business address of HLM Management Company is 222 Berkeley Street, Boston, Massachusetts 02116.
(6) Based upon Schedule 13G/A dated March 11, 1998 filed by J&W Seligman & Co. Incorporated ("Seligman"). The Schedule 13G/A reports that Seligman is an investment advisor for Seligman Frontier Fund, Inc. (the "Seligman Fund") and as such may be deemed to beneficially own the shares held by the Seligman Fund. In addition, the Schedule 13G/A reports that William C. Morris, as the owner of a majority of the outstanding voting securities of Seligman, may also be deemed to beneficially own the referenced shares. Of the shares reported, the Seligman Fund beneficially owns 233,000 shares. The Company makes no representation as to the accuracy or completeness of the information reported. The business address of Seligman is 100 Park Avenue, 8th Floor, New York, New York 10006.
(7) The business address of Stratford Capital Partners, L.P. is 200 Crescent Court, 16th Floor, Dallas, Texas 75201.
(8) Based upon a Schedule 13G/A dated September 10, 1998 filed by Gilder, Gagnon, Howe & Co. The Schedule 13G/A states that the shares reported include 350,160 shares held in customer accounts over which partners and/or employees of the reporting person have discretionary authority to dispose of or direct the disposition of the shares, 22,950 shares held in accounts owned by the partners of the reporting person and their families, and 3,900 shares held in the account of the profit-sharing plan of the reporting
     person.   The Company makes no representation as to the accuracy or
     completeness of the information reported. The business address of Gilder, Gagnon, Howe & Co. is 1775 Broadway, 26th Floor, New York, New York 10019.
(9) Based upon a Schedule 13G dated February 12, 1998 filed by The TCW Group, Inc. ("TCW"). The Schedule 13G reports that Robert Day may be deemed to control TCW and, as a result, may be deemed to beneficially own the shares of Class A Common Stock owned by TCW. The Schedule 13G also reports that the shares indicated are held by subsidiaries or other affiliates of TCW or Robert Day. The Company makes no representation as to the accuracy or completeness of the information reported. The business address of TCW is 865 South Figueroa Street, Los Angeles, California 90017 and the business address of Robert Day is 200 Park Avenue, Suite 2200, New York, New York 10166.
(10) Based upon a Schedule 13G/A dated February 17, 1998 filed by Pilgrim Baxter & Associates, Ltd. Of the shares reported, 314,300 are owned beneficially by PBHG Emerging Growth Fund. The Company makes no representation as to the accuracy or completeness of the information reported. The business address of Pilgrim Baxter & Associates, Ltd. is 825 Duportail Road, Wayne, Pennsylvania 19087.
(11) Includes 49,000 shares of Class A Common Stock subject to presently exercisable stock options granted pursuant to Dr. Franklin's employment agreement.
(12) Includes 1,400 shares of Class A Common Stock subject to presently exercisable stock options.
(13) Includes 700 shares of Class A Common Stock subject to presently exercisable stock options.
(14) Includes 2,800 shares of Class A Common Stock subject to presently exercisable stock options.
(15) Includes 5,600 shares of Class A Common Stock subject to presently exercisable stock options.
(16) Consists of 10,000 shares of Class A Common Stock subject to presently exercisable stock options.
(17) Includes 79,300 shares of Class A Common Stock subject to presently exercisable stock options.

    There are no arrangements known to the Company, the operation of which may, at a subsequent date, result in a change in control of the Company.

                                AGENDA ITEM ONE
                             ELECTION OF DIRECTORS

    The Board of Directors of the Company, pursuant to the Company's Bylaws, has set the number of directors to serve for the next year at eight, all of whom are to be elected at the Annual Meeting. Proxies received will be voted for all the nominees named below, unless authority to do so is withheld. In the event any nominee is unable or declines to serve as a director at the time of the meeting, the persons named as proxies therein will have discretionary authority to vote the proxies for the election of such person or persons as may be nominated in substitution by the present Board of Directors. Management knows of no current circumstances which would render any nominee named herein unable to accept nomination or to serve if elected.

    Members of the Board of Directors are elected annually to serve until the next annual meeting of shareholders and until their successors are elected and qualified. Directors will be elected by a plurality of the votes cast by the shares entitled to vote on the election of directors.

    The following persons have been nominated by management for election to the Board of Directors:

    STEVE BOSTIC, age 55, has served as Chairman of the Board and Chief Executive Officer of the Company since its inception in July 1996. Since October 1996, Mr. Bostic has also served on the Governing Board of American Intercontinental University ("AIU"), and since June 1997, Mr. Bostic has served as the President of AIU. Prior to founding the Company in 1996, from 1993 to 1996, Mr. Bostic was the Chairman of the Board of EduTrek Systems, Inc. and, from 1989 to 1993, Mr. Bostic was the Chairman of the Board of Delphi Technology, Inc., a company specializing in the scientific development and application of cognitive-based learning systems. Mr. Bostic was the principal owner and Chairman of American Photo Group, an operator of consumer photo processing labs, from 1981 to 1987. In addition, Mr. Bostic serves as a member of the Board of Trustees of Presbyterian College, the Dean's Advisory Council of the Indiana University School of Business, and the Board of the School of Public Policy at Georgia Institute of Technology. Mr. Bostic has more than ten years of experience in the educational arena.

    STEPHEN G. FRANKLIN, age 51, has served as the President of the Company since July 1997, Chief Academic Officer since April 1997 and as a member of the Board of Directors of the Company since June 1997. Prior to his appointment as President, Dr. Franklin has also served as Executive Vice President of the Company from April to July 1997. Since October 1996, Dr. Franklin has also served on AIU's Governing Board. Prior to joining the Company, Dr. Franklin served as the Associate Dean of Executive Education at Goizueta Business School of Emory University from 1995 to 1997 where he developed and delivered executive education programs for companies. Prior to serving as Associate Dean, Dr. Franklin was tenured professor of Business Administration of the Goizueta Business School of Emory University from 1978 to 1984. At Emory, Dr. Franklin focused his academic research on change management, team-based anticipating learning strategies and entrepreneurship in organizations and has co-authored two management textbooks. Dr. Franklin established and, from March 1988 to 1995, owned Global Access Learning, Inc., an international executive education and management development firm specializing in developing custom management programs for global companies. Prior to that time, from 1984 to 1988, Dr. Franklin was the Executive Vice President and principal shareholder in Financial Service Corporation, an independent financial planning broker-dealer.

    PAUL D. BECKHAM, age 54, has served as a Director of the Company since June 1997. Since 1993, Mr. Beckham has been the co-owner of Hope-Beckham, Inc., a marketing firm. From 1970 to 1993, Mr. Beckham served in various capacities with Turner Broadcasting System, Inc., including most recently, President of Turner Cable Sales, a wholly-owned subsidiary of Turner Broadcasting
System, Inc. In addition, Mr. Beckham has served as a Trustee of Young Harris College since 1992.

    FRED C. DAVISON, age 68, has served as a Director of the Company since June 1997 and has served on AIU's Governing Board since October 1996. Dr. Davison has a Ph.D. in biochemistry and pathology and has served as the President and Chief Executive Officer of the National Science Foundation, Augusta, Georgia since 1988. From July 1967 through June 1986, Dr. Davison served as the President of the University of Georgia. Dr. Davison is currently a member of the Board of Trustees of Presbyterian College as well as a member of the Board of Directors of First Union Bank of Georgia, the Augusta Chamber of Commerce and the Business Higher Education Forum.

    J. ROBERT FITZGERALD, age 59, has served as a Director of the Company since October 1997. Mr. Fitzgerald retired as Vice President - Corporate Responsibility and Compliance with BellSouth Corporation in October 1996. Mr. Fitzgerald served in various capacities with BellSouth and its predecessors from 1970 to 1996. Since his retirement, Mr. Fitzgerald has been involved in numerous civic activities.

    RONALD P. HOGAN, age 58, has served as a Director of the Company since October 1997. Since August 1995, Mr. Hogan has served as President and Chief Executive Officer of Saint Joseph's Health System, Atlanta, Georgia. From April 1994 to August 1995, Mr. Hogan was an investment advisor with the Wilkinson Group, Atlanta, Georgia.

    GAYLEN D. KEMP, age 46, has served as a Director of the Company since June 1997 and has served on AIU's Governing Board since October 1996. Ms. Kemp has been Of Counsel in the Atlanta, Georgia office of the law firm of Dow, Lohnes & Albertson since January 1996. From 1987 to December 1995, Ms. Kemp was a partner in the law office of Dow, Lohnes & Albertson practicing with a focus on mergers and divestitures, financial transactions and public and private securities offerings. Ms. Kemp served as a member of the Executive Committee of the Corporate and Banking Law Section of the State Bar of Georgia from 1989 to 1997 and served as Chairperson of the Section from 1993 to 1994. Ms. Kemp is currently a member of the Executive Committee of the Board of Directors of the Atlanta Legal Aid Society.

    GERALD TELLEFSEN, age 60, has served as a Director of the Company since October 1997. Since 1984, Mr. Tellefsen has been Chief Executive Officer of the Tellefsen Consulting Group, Inc., a company based in New York City which serves as a consultant to the financial industry.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

COMMITTEES OF THE BOARD AND MEETINGS

    The Company's Board of Directors presently has the following standing committees:

    (A) The Audit Committee is currently composed of Ms. Kemp and Messrs. Beckham and Davison. The Audit Committee, which held one meeting in fiscal 1998, is responsible for reviewing the internal and external financial reporting of the Company, reviewing the scope of the independent audit and considering comments by the auditors regarding internal controls and accounting procedures and management's response to these comments.

    (B) The Compensation Committee is currently composed of Ms. Kemp and Messrs. Fitzgerald and Tellefsen. The Compensation Committee, which held one meeting during fiscal 1998, is responsible for reviewing and making recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers and key employees of the Company.

    (C) The Executive Committee is currently composed of Messrs. Bostic, Franklin and Beckham. The Executive Committee, which did not meet in fiscal 1998, exercises the authority of the Board of Directors between regular meetings of the Board.

    The Company does not have a Directors Nominating Committee, that function being reserved to the entire Board of Directors.

    During fiscal 1998, the Board of Directors held a total of three meetings and acted nine times by unanimous written consent. Each incumbent director attended at least 75% of the aggregate number of meetings held by the Board and by the Committees of the Board on which he served during the term of his or her service.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than 10% of the outstanding Common Stock of the Company, to file with the Securities and Exchange Commission reports of changes in ownership of the Common Stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during fiscal 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.

                             EXECUTIVE COMPENSATION

    The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and the four next most highly compensated officers whose cash compensation during fiscal 1998 exceeded $100,000 (the "Named Executive Officers"), for the periods indicated. The Company was organized in July 1996 and had only minimal operations prior to October 1996. Fiscal 1998 ended May 31, 1998.

                           SUMMARY COMPENSATION TABLE



                                                              LONG-TERM
                                                             COMPENSATION
                                                                AWARDS
                                               ANNUAL        ------------
                                            COMPENSATION     SECURITIES
                                FISCAL    -----------------  UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR      SALARY    BONUS     OPTIONS    COMPENSATION/(1)/
-----------------------------  ---------  --------  -------  ------------ -----------------
Steve Bostic                  1998        $250,000       --         --            --
  Chairman and Chief          1997/(2)/    166,667       --         --
     Executive Officer
Stephen G. Franklin           1998        $186,261    $50,000       --          $3,954
  President and Chief         1997/(2)/     27,500       --      140,000
     Academic Officer
Donald J. Blankers            1998        $135,844       --        3,000        $2,853
 Chief Financial Officer      1997/(2)/     93,958       --       14,000
Barbara S. Butterfield        1998        $129,647       --       16,000        $ --
 Senior Vice President,       1997            --         --       14,000
      Human Resources
Eric R. Fliegel               1998        $123,773       --         --          $  473
 Chief Information Officer    1997            --         --       14,000

------------

(1) Represents matching contribution paid by the Company under the Company's profit sharing plan.
(2) Represents only a portion of fiscal 1997.

EMPLOYMENT AND NONCOMPETITION AGREEMENT

    On March 21, 1997, the Company and Stephen G. Franklin entered into an Employment Agreement pursuant to which Dr. Franklin serves as the President and Chief Academic Officer of the Company and was appointed to serve as a member of the Company's Board of Directors. The Employment Agreement has a five year term and provides for a base annual salary of $165,000. Under the terms of the Employment Agreement, Dr. Franklin's salary must be increased annually by an amount not less than the percentage increase in the consumer price index. Dr. Franklin is further entitled to receive certain performance bonuses based on the performance of AIU's business schools, the Company's financial performance and Dr. Franklin's achievement of certain business objectives. The Employment

Agreement also provides that Dr. Franklin be granted an option to purchase 105,000 shares of the Company's Class A Common Stock to vest in equal increments over a period of five years. In addition, the Employment Agreement provides that Dr. Franklin is to be granted options to purchase up to an additional 35,000 shares of Class A Common Stock, the vesting of which shall be contingent on the Company's obtaining certain financial goals. Upon termination of the Employment Agreement (other than voluntarily by Dr. Franklin, or by the Company for cause or upon the death, incapacity or illness of Dr. Franklin), Dr. Franklin is entitled to continue to receive his base salary until the earlier of (i) twelve months after the date of termination or the second anniversary of the date of the Employment Agreement, (ii) the date of Dr. Franklin's death or (iii) the date that Dr. Franklin breaches any post-engagement covenants as set forth in the Employment Agreement. The Employment Agreement contains additional provisions restricting Dr. Franklin's ability to compete with the Company and solicit its employees. The Employment Agreement further obligates Dr. Franklin to protect the confidentiality of the Company's information following termination of his employment.

OPTIONS

    The following table provides information regarding option grants in fiscal 1998 to the Named Executive Officers:

                                                   OPTION GRANTS IN FISCAL 1998

                                                       INDIVIDUAL GRANTS
                              -------------------------------------------------------        POTENTIAL REALIZABLE
            NAME                 NUMBER OF     % OF TOTAL      EXERCISE    EXPIRATION               VALUE
---------------------------     SECURITIES      OPTIONS       PRICE/(2)/      DATE         AT ASSUMED ANNUAL RATES
                                UNDERLYING     GRANTED TO     ($/SHARE)                        OF STOCK PRICE
                                  OPTIONS      EMPLOYEES IN                                APPRECIATION FOR OPTION
                                GRANTED (#)      FISCAL                                          TERM /(3)/
                                                 YEAR/(1)/                                   5%             10%
                              -------------------------------------------------------   -----------     -----------

Steve Bostic...............       --                  --            --            --           --              --
Stephen G. Franklin........       --                  --            --            --           --              --
Donald J. Blankers.........    3,000/(4)/            1.0%       $18.50       3/27/08     $ 34,904        $ 88,453
Barbara S. Butterfield.....   16,000/(4)/            5.5%       $18.50       3/27/08     $186,153        $471,748
Eric R. Fliegel............       --                  --            --            --           --              --

------------

(1) The Company granted options to purchase an aggregate of 289,144 shares to employees in the year ended May 31, 1998.
(2) Stock options were granted with an exercise price equal to the fair market value of the Company's Class A Common Stock on the date of grant.
(3) The dollar amounts under these columns represent the potential realizable value of each grant of options assuming that the market price of the Company's Class A Common Stock appreciates in value from the date of grant at the 5% and 10% annual rates prescribed by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the price of the Company's Class A Common Stock.
(4) Vests in equal increments over a five year period beginning on March 27, 1999.

    The following table presents information regarding stock options held by the Named Executive Officers at May 31, 1998. No options were exercised by the Named Executive Officers during fiscal 1998.

                                 FISCAL YEAR-END OPTION VALUES



                                NUMBER OF SECURITIES UNDERLYING      VALUE OF UNEXERCISED
                                UNEXERCISED OPTIONS AT FISCAL         IN-THE-MONEY OPTIONS
                                    YEAR-END EXERCISABLE/        AT FISCAL YEAR-END EXERCISABLE/
             NAME                        UNEXERCISABLE                    UNEXERCISABLE
       ----------------         -------------------------------  -------------------------------
    Steve Bostic..............                0/0                    $        0/$0

    Stephen G. Franklin.......           49,000/91,000               $1,272,950/$2,364,050

    Donald J. Blankers........            2,800/14,200               $   72,740/$315,710

    Barbara S. Butterfield....            5,600/24,400               $  145,480/$350,220

    Eric R. Fliegel...........            5,600/8,400                $  145,480/$218,220

COMPENSATION OF DIRECTORS

     Non-management directors of the Company receive an annual retainer of $5,000 and are entitled to receive awards under the Company's 1997 Incentive Plan. Directors are not separately compensated for serving on the Committees of the Board of Directors and no director who is an officer or employee of the Company receives compensation for services rendered as a director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee currently consists of Gaylen D. Kemp, J. Robert Fitzgerald and Gerald Tellefsen. During the fiscal year ended May 31, 1998, none of such individuals engaged in transactions with the Company requiring disclosure.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Steve Bostic, the Chairman and Chief Executive Officer of the Company, and Stephen G. Franklin, Sr., the President, Chief Academic Officer and a director of the Company, are both members of, and serve as independent sales agents for, EduTrek Partners, LLC ("EduTrek Partners"). The Company has engaged EduTrek Partners to assist it in marketing and selling corporate education programs. The Company has agreed to pay EduTrek Partners or the independent sales agents employed by EduTrek Partners, a commission ranging from 10% to 30% of the net revenues derived from corporate education program accounts secured by EduTrek Partners for the independent sales agents on behalf of the Company. In fiscal 1998, Mr. Bostic was paid an aggregate of $293,101 in commissions from the Company for such sales.

     It is the policy of the Company not to enter into any transaction with a related party, without the approval of a majority of disinterested directors.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Compensation Committee of the Board of Directors on Executive Compensation and the Shareholder Return Performance Graph shall not be incorporated by reference into any such filings.

                        REPORT OF COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     In accordance with the proxy statement rules of the Securities and Exchange Commission, the Compensation Committee of the Board of Directors of the Company offers the following report regarding compensation policies for executive officers and the Chief Executive Officer of the Company and information with respect to compensation paid to such persons during the last fiscal year.

     The Compensation Committee of the Board of Directors is composed of three non-employee directors of the Company. It is the Committee's responsibility to review and make recommendations to the Board of Directors regarding the salaries, bonuses and other compensation of the chief executive and other executive officers of the Company and to administer, along with the Board of Directors, the Company's incentive plan through which executives may receive long-term incentive compensation.

     The Compensation Committee utilizes the following guidelines for compensation decisions:

     . Provide a competitive compensation package that enables the Company to attract and retain key executives.

     . Integrate compensation programs with the Company's annual and long-term business strategies and objectives and focus executive actions on the fulfillment of those objectives.

     The Company's executive compensation program generally consists of base salary and annual incentive compensation and long-term equity incentives in the form of stock options. Base salaries for executive officers are reviewed annually. To align executive officers' interests more closely with the interests of the shareholders of the Company, the Company's long-term compensation program emphasizes the grant of stock options exercisable for shares of the Company's Class A Common Stock. The amount of such awards, if any, is determined one or more times each year by the Compensation Committee and/or the Board of Directors. In making such awards, the Board or Committee may take into account various factors in determining the size of stock option grants, including the need to attract and retain individuals who will provide valuable service to the Company.

      The Compensation Committee believes that providing executives with the opportunities to acquire significant stakes in the growth and prosperity of the Company (through grants of stock options), while maintaining other elements of the Company's compensation program at conservative levels, will enable the Company to attract and retain executives with the outstanding management abilities and entrepreneurial spirit which are essential to the Company's ongoing success. Furthermore, the Compensation Committee believes that this approach to compensation motivates executives to perform to their full potential.

     At least annually, the Compensation Committee reviews salary recommendations for the Company's executives and then approves such recommendations, with any modifications it has deemed appropriate. The annual salary recommendations are based on evaluations of the individual executive's past and expected future performance. Similarly, the Compensation Committee fixes the base salary of the Chief Executive Officer based on a review of competitive compensation data, the Chief Executive Officer's overall compensation package, and the Compensation Committee's assessment of his past performance and its expectation as to his future performance in leading the Company. The Compensation Committee believes that, generally, such salaries have been commensurate with those paid to executives with comparable qualifications, experience and responsibilities at other similarly situated companies.

     Bonuses paid during the 1998 fiscal year were made pursuant to employment agreements existing prior to that time. Future bonuses will be determined based upon an evaluation of such factors as individual performance, increases in the Company's revenue, net income, net income per share and market penetration, as well as improvements in operating efficiencies. The Compensation Committee applies similar criteria in setting the amount of annual bonus, if any, earned by the Chief Executive Officer.

     Stock options may represent a substantial portion of compensation for the Company's executive officers, other than the Chief Executive Officer. Outstanding stock options have been granted at the prevailing market price on the date of grant. Generally, grants vest in equal amounts over a period of five years (although certain grants may vest either immediately or over a shorter period) and executives generally must be employed by the Company at the time of vesting in order to exercise the options. Grants of stock options generally are based upon the level of the executive's position with the Company and an evaluation of the executive's past and expected future performance. The Compensation Committee believes that dependence on stock options for a significant portion of executives' compensation more closely aligns such executives' interests with those of the Company's shareholders, since the ultimate value of such compensation is linked directly to stock price.

     The fiscal 1998 compensation of Steve Bostic, the Company's President and Chief Executive Officer, was set by the Compensation Committee at $250,000, plus a bonus to be determined in the discretion of the Board of Directors. The Board of Directors elected not to grant a bonus to Mr. Bostic in fiscal 1998.

     In approving the compensation paid to Mr. Bostic in fiscal 1998, the Compensation Committee considered the following factors:

     (i) the reasonableness of Mr. Bostic's salary in amount relative to the chief executive officers of similarly placed public companies; and
     (ii) the fact that Mr. Bostic was already amply incentivised to have the Company perform well by virtue of his ownership of a substantial percentage of the Common Stock of the Company.

     With respect to the other executive officers of the Company, the Compensation Committee considered the compensation levels to be commensurate with those of similarly positioned executives in similar companies.

     The Compensation Committee evaluates the Company's compensation policies and procedures with respect to executives. Although the Compensation Committee believes that current compensation policies have been successful in aligning the financial interests of executive officers with those of the Company's shareholders and with Company performance, it continues to examine what modifications, if any, should be implemented to further link executive compensation with both individual and Company performance.


                                            Gaylen D. Kemp
                                            J. Robert Fitzgerald
                                            Gerald Tellefsen

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's Class A Common Stock against the cumulative total return of the Nasdaq Market Index and an index of peer companies selected by the Company on the basis of having similar business formats as the Company (the "Education Peer Group") during the approximately eight month period from September 23, 1997 (the effective date of the Company's initial public offering) through May 31, 1998. The Education Peer Group is comprised of the following companies: Apollo Group, Inc., Computer Learning Systems, Inc., DeVry, Inc., Education Management Corp., Educational Medical, Inc., ITT Educational Services, Inc., Strayer Education, Inc. and Sylvan Learning Systems, Inc. In developing the Education Peer Group index, the returns of all the companies in such index were weighted according to stock market capitalization at the beginning of the period. The graph assumes that the value of the investment in the Company's Class A Common Stock and each index was $100 on September 23, 1997 and that all dividends paid by the companies in each index were reinvested.

                                  September 23,  November 30,  February 28,  May 31,
                                      1997           1997          1998       1998
                                  -------------  ------------  ------------  -------
EduTrek International, Inc......     $100.00       $166.96       $157.14     $191.07
Nasdaq Market Index.............     $100.00       $ 95.38       $105.80     $105.41
Education Peer Group............     $100.00       $104.59       $118.72     $122.64

                                AGENDA ITEM TWO
                               PROPOSAL TO AMEND
                              1997 INCENTIVE PLAN

     On March 1, 1997, the Board of Directors and the shareholders of the Company adopted the 1997 Incentive Plan for eligible officers, directors and key employees of the Company and its subsidiaries. The 1997 Incentive Plan has been amended and restated to reflect two amendments to such plan (adopted by the Board of Directors and approved by the shareholders of the Company on June 6, 1997 and July 30, 1997, respectively), and to reflect the seven-for-one split of the Company's Common Stock effected as of June 17, 1997 in preparation for the Company's initial public offering. Such plan, as amended and restated, is referred to herein as the "Incentive Plan." The purpose of the Incentive Plan is to enable the Company to attract and retain quality employees and directors and to allow such persons to participate in the long term growth of the Company. The Incentive Plan provides for incentive awards in the form of (i) incentive stock options, (ii) non-qualified stock options, (iii) stock appreciation rights ("SARs"), (iv) restricted stock, or (v) performance awards of stock, cash or a combination of stock and cash.

      There are currently approximately six officers, approximately 150 employees and six non-employee directors eligible for participation in the Incentive Plan. As of September 14, 1998, the market value of the Class A Common Stock of the Company underlying the options which may be granted under the Incentive Plan was $7.81 per share.

     As of September 14, 1998, the Company had outstanding options to purchase shares of Class A Common Stock pursuant to the Plan as follows: (i) Steve Bostic (Chairman and Chief Executive Officer): 0 shares; (ii) Stephen G. Franklin (President and Chief Academic Officer): 140,000 shares; (iii) Dan Moore (Chief Financial Officer): 50,000 shares; (iv) Barbara S. Butterfield (Senior Vice President, Human Resources) 30,000 shares; (v) Eric R. Fliegel (Chief Information Officer) 14,000 shares; (vi) Douglas C. Chait (Vice President Corporate Development and Secretary) 3,000 shares; (vii) all current executive officers as a group: 237,000 shares; (viii) all current directors who are not executive officers as a group: 21,000 shares; (ix) each nominee for election as a director (Steve Bostic: 0 shares; Stephen G. Franklin: 140,000 shares; Paul D.
Beckham: 3,500 shares; Fred C. Davison: 3,500 shares; J. Robert Fitzgerald:
3,500 shares; Ronald P. Hogan: 3,500 shares; Gaylen D. Kemp: 3,500 shares; and Gerald Tellefsen: 3,500 shares) and (x) all employees, including all current officers who are not executive officers, as a group: 514,447 shares.

THE PROPOSED AMENDMENTS

     Increase in Number of Shares Reserved for the Incentive Plan.  On September
     ------------------------------------------------------------
25, 1998, the Board of Directors of the Company adopted an amendment to the Incentive Plan which would increase the number of shares of the Company's Class A Common Stock available for grant thereunder to 1,200,000 shares from 829,388 shares. As of September 14, 1998, 63,247 shares of the Company's Class A Common Stock remained available for grant under the Incentive Plan. The proposed increase in the number of authorized shares would ensure the uninterrupted continuation of the Incentive Plan.

     Modification of Amendment Provisions of the Incentive Plan.  The Board of
     ----------------------------------------------------------
Directors of the Company is proposing to amend provisions of the Incentive Plan which enumerate the circumstances under which the Board of Directors may amend the Incentive Plan without the approval of the Company's shareholders. In late 1996, the Securities and Exchange Commission amended Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Act"), to eliminate the requirement under that rule that certain amendments to plans covered by Rule 16b-3 must be approved by shareholders in order for the plan to retain the benefits of qualification under Rule 16b-3. Rule 16b-3 provides that the award of an equity security of an issuer pursuant to a transaction which is qualified under Rule 16b-3 is exempt from the short swing trading liability of Section 16(b) of the Act. Section 16(b) provides, in pertinent part, that in order to prevent the unfair use of information which may have been obtained by a director, an officer (which term is more specifically defined in the regulations), or any person who owns more than 10% of the equity securities of an issuer whose securities are registered under Section 12 of the Act, any profit realized by such a person from any purchase and sale, or any sale and purchase, of any equity security of such issuer within any period of less than six months shall inure to and be recoverable by the issuer, regardless of any intention on the part of such director, officer or 10% stockholder.

     Previously, in order for a plan to qualify under Rule 16b-3, certain enumerated categories of amendments to the Incentive Plan were required to be approved by the Company's shareholders. For example, Rule 16b-3 and the Incentive Plan formerly required shareholder approval for amendments to the Incentive Plan which (i) decrease the option price of any option to less than 100% of the fair market value on the date of grant; (ii) extend the maximum option period; or (iii) otherwise materially modify the requirements as to eligibility for participation in the Incentive Plan or materially increase the benefits accruing to participants under the Incentive Plan. Rule 16b-3 has been amended, however, to eliminate such shareholder approval requirements.

     The Board of Directors believes that it is in the best interests of the Company to amend the Incentive Plan to eliminate the requirement that shareholder approval be obtained for certain amendments to the Incentive Plan when such approval is no longer required by the federal securities laws. Shareholder approval will still be required to increase the total number of shares under the Incentive Plan (except as expressly provided in the Incentive
Plan) and to change the category or class of employees eligible to receive incentive stock options under the Incentive Plan. The Board of Directors believes that the proposed amendment will provide it with necessary flexibility in the operation and administration of the Incentive Plan.

     A copy of the proposed amendments to the Incentive Plan is attached to this Proxy Statement as Exhibit A and is incorporated herein by reference. The amendments must be approved by a majority of all votes present at the meeting and entitled to vote on the matter. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE FOREGOING AMENDMENTS.

DESCRIPTION OF THE INCENTIVE PLAN

     Shares Reserved for the Incentive Plan.  The shares of the Company's Class
     --------------------------------------
A Common Stock to be awarded to eligible participants under the Incentive Plan may be made available either from authorized and unissued shares or treasury shares. The maximum number of shares reserved and made available for distribution under the Incentive Plan is 829,388. If for any reason shares of stock awarded or subject to purchase by exercising an option under the Incentive Plan are not delivered or are reacquired by the Company, such shares may again be available for award under the Incentive Plan.

     Incentive Awards.  All Awards. The Incentive Plan authorizes the Board of
     ----------------
Directors or a committee thereof composed of non-employee directors ("Committee") to award eligible officers and employees incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance awards or any combination thereof (collectively referred to as "Awards"). Each Award granted under the Incentive Plan will be represented by an Award Agreement in a form approved by the Board of Directors or the Committee. The Award Agreement will be subject to and incorporate the terms and conditions required under the Incentive Plan or as required by the Board of Directors or the Committee for the form of the Award granted and such other terms and conditions as the Board of Directors or the Committee may specify.

     Stock Options. The Incentive Plan authorizes the Board of Directors or the Committee to grant eligible officers and employees incentive and non-qualified options to purchase shares of Class A Common Stock. Non-employee directors are eligible to receive only non-qualified stock options. In the case of incentive stock options, the exercise price must be at least 100% of the fair market value of the shares on the date the option is granted. Options granted under the Incentive Plan may be exercised according to a prescribed vesting schedule during the period of ten years after the date the options were granted. The option price may be paid in cash or such other consideration as the Board of Directors or the Committee deems appropriate, including stock already owned by the optionee, or, with respect to nonqualified options, restricted stock, or a combination of cash and such other consideration having a total fair market value equal to the purchase price. Options granted under the Incentive Plan may only be transferred by will or by the laws of descent and distribution. During the optionee's lifetime, options are exercisable only by the optionee.

     Stock Appreciation Rights. SARs may be granted under the Incentive Plan in conjunction with stock options or in tandem with stock options granted under the Incentive Plan, or may be granted alone. SARs granted in conjunction or in tandem with stock options generally are exercisable only at such time and to the extent that the stock options to which they relate are exercisable. Upon exercise of an SAR, a participant shall be entitled to receive an amount in cash or shares of Class A Common Stock equal in value to the excess of the fair market value of one share of stock over the exercise price per share specified in the related option or SAR, multiplied by the number of shares in respect of which the SAR is exercised.

     Restricted Stock. Shares of restricted stock may be issued either alone or in addition to other awards granted under the Incentive Plan. The grant of restricted stock may be conditioned upon the attainment of specified performance goals. Recipients of restricted shares have the right to vote the shares and receive dividends on such shares, but are not permitted to transfer such shares until termination of all restrictions or six months after the date of the award.

     Administration of the Incentive Plan.  The Incentive Plan is administered
     ------------------------------------
by the Board of Directors or the Committee, which committee must consist of two or more non-employee directors.

     Amendment and Termination of the Incentive Plan.  The Board of Directors
     -----------------------------------------------
may amend, alter or discontinue the Incentive Plan, but, if the proposed amendment to the Incentive Plan is approved by the Company's shareholders, no amendment, alteration or discontinuation may be made which would impair the right of an optionee or participant under a stock option, SAR, restricted stock or performance award, without the optionee's or participant's consent, or which, without the approval of the shareholders of the Company would: (i) increase the total number of shares reserved under the Incentive Plan or (ii) change the category or class of employees eligible to receive Incentive Stock Options under the Incentive Plan. The Company's Board of Directors may also suspend the granting of options pursuant to the Incentive Plan at any time and may terminate the Incentive Plan at any time; provided, however, no such suspension or termination shall modify or amend any option granted before such suspension or termination unless the affected participant consents in writing to such modification or amendment or there is a dissolution or liquidation of the Company.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options.  All incentive stock options granted or to be
     -----------------------
granted under the Incentive Plan which are designated as incentive stock options are intended to be incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     Under the provisions of Section 422 of the Code, neither the holder of an incentive stock option nor the Company will recognize income, gain, deduction or loss upon the grant or exercise of an incentive stock option. An optionee will be taxed only when the stock acquired upon exercise of his incentive stock option is sold or otherwise disposed of in a taxable transaction. If at the time of such sale or disposition the optionee has held the shares for the required holding period (two years from the date the option was granted and one year from the date of the transfer of the shares to the optionee), the optionee will recognize long-term capital gain or loss, as the case may be, based upon the difference between his exercise price and the net proceeds of the sale. However, if the optionee disposes of the shares before the end of such holding period, the optionee will recognize ordinary income on such disposition in an amount equal to the lesser of:

     (a) gain on the sale or other disposition; or

     (b) the amount by which the fair market value of the shares on the date of exercise exceeded the option exercise price, with any excess gain being capital gain, long-term or short-term, depending on whether or not the shares had previously been held for more than one year on the date of sale or other taxable disposition.

     The foregoing discussion and the reference to capital gain or loss treatment therein assume that the option shares are a capital asset in the hands of the optionee. A sale or other disposition which results in the recognition of ordinary income to the optionee will also result in a corresponding income tax deduction for the Company.

     The Incentive Plan permits an optionee to pay all or part of the purchase price for shares acquired pursuant to exercise of an incentive stock option by transferring to the Company other shares of the Company's Common Stock owned by the optionee. Section 422 of the Code provides that an option will continue to be treated as an incentive stock option even if an optionee exercises such incentive stock option with previously acquired stock of the corporation granting the option. Accordingly, except as noted below with respect to certain "statutory option stock," an optionee who exercises an incentive stock option in whole or in part by transferring to the Company shares of the Company's Common Stock will recognize no gain or loss upon such exercise. The optionee's basis in the shares so acquired will be equal to the optionee's cost basis in the shares surrendered (plus, in the case of payment of the purchase price in a combination of cash and surrendered shares, the amount of any cash paid).

     Section 424(c)(3) of the Code provides that if "statutory option stock" is transferred in connection with the exercise of an incentive stock option, and if the holding period requirements under Section 422(a)(1) of the Code are not met with respect to such statutory option stock before such transfer, then ordinary income will be recognized as a result of the transfer of statutory option stock. However, the incentive stock option stock acquired through the exchange of statutory option stock will still qualify for favorable tax treatment under
Section 422 of the Code.

     Incentive stock options offer two principal tax benefits: (1) the possibility of converting ordinary income into capital gain to the extent of the excess of fair market value over option price at the time of exercise, and (2) the deferral of recognition of gain until disposition of the stock acquired upon the exercise of the option.

     At present, the maximum tax rate on capital gains is 28% (20% for property held for more than 18 months), while the maximum tax rate on ordinary income is 39.6%. Thus, the conversion of ordinary income into capital gain produces some tax benefit for certain taxpayers. However, the benefit of income deferral generally provided by incentive stock options is reduced for some taxpayers since the excess of the fair market value of shares acquired through the exercise of an incentive stock option over the exercise price is taken into account in computing an individual taxpayer's alternative minimum taxable income. Thus, the exercise of an incentive stock option could result in the imposition of an alternative minimum tax liability.

     In general, an option granted under the Incentive Plan which is designated as an incentive stock option will be taxed as described above. However, in some circumstances an option which is designated as an incentive stock option will be treated as a non-qualified stock option and the holder taxed accordingly. For example, a change in the terms of an option which gives the employee additional benefits may be treated as the grant of a new option. Unless all the criteria for treatment as an incentive stock option are met on the date the "new option" is considered granted (such as the requirement that the exercise price of the option be not less than the fair market value of the stock as of the date of the grant), the option will be treated and taxed as a non-qualified stock option.

     Non-Qualified Stock Options.  All options granted or to be granted under
     ---------------------------
the Incentive Plan which do not qualify as incentive stock options are non-statutory options not entitled to special tax treatment under Section 422 of the Code.

     A participant in the Incentive Plan will recognize taxable income upon the grant of a non-qualified stock option only if such option has a readily ascertainable fair market value as of the date of the grant. In such a case, the recipient will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option as of such date over the price, if any, paid for such option. No income would then be recognized on the exercise of the option, and when the shares obtained through the exercise of the option are disposed of in a taxable transaction, the resulting gain or loss would be capital gain or loss (assuming the shares are a capital asset in the hands of the optionee). However, under the applicable Treasury Regulations, the non-qualified stock options issued under the Incentive Plan will not have a readily ascertainable fair market value unless at the time such options are granted similar options of the Company are actively traded on an established market.
The Company presently has no such actively traded options.

     Upon the exercise of a non-statutory option not having a readily ascertainable fair market value, the optionee recognizes ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price for those shares. The Company is not entitled to an income tax deduction with respect to the grant of a non-statutory stock option or the sale of stock acquired pursuant thereto. The Company generally is permitted a deduction equal to the amount of ordinary income the optionee is required to recognize as a result of the exercise of a non-statutory stock option.

     The Incentive Plan permits the Committee to allow an optionee to pay all or part of the purchase price for shares acquired pursuant to an exercise of a non-statutory option by transferring to the Company other shares of the Company's Common Stock owned by the optionee. If an optionee exchanges previously acquired Common Stock pursuant to the exercise of a non-qualified stock option, the Internal Revenue Service has ruled that the optionee will not be taxed on the unrealized appreciation of the shares surrendered in the exchange. In other words, the optionee is not taxed on the difference between his or her cost basis for the old shares and their fair market value on the date of the exchange, even though the previously acquired shares are valued at the current market price for purposes of paying all or part of the option price.

     SARs and Performance Awards.  On the exercise of an SAR or the receipt by
     ---------------------------
an Incentive Plan participant of a payment with respect to a Performance Award, the participant generally will recognize taxable ordinary income in an amount equal to the sum of the cash and the fair market value of the stock (determined as of the date of exercise of the SAR, or the date of receipt of a payment with respect to the Performance Award, whichever is applicable), if any, received. However, the amount of ordinary income recognized and the timing of the recognition of that income may be different if the Incentive Plan participant receives stock with respect to which there is a substantial risk of forfeiture (such as Restricted Stock) in connection with the exercise of an SAR or a payment with respect to a Performance Award. The computation of the ordinary income to be recognized and the timing of the income recognition with respect to the receipt of stock with a substantial risk of forfeiture is discussed below in connection with Restricted Stock. An Incentive Plan participant will not recognize a loss on the termination of an unexercised SAR received under the Plan.

     Restricted Stock.  Generally, and except as noted below, the grant of
     ----------------
Restricted Stock is not taxable at the time of the grant. Instead, at the time Restricted Stock vests or becomes transferable, an employee will recognize ordinary income equal to (i) the excess of the fair market value of such Restricted Stock on the date the shares vest or become transferable over (ii) the price, if any, paid for such Restricted

Stock. For this purpose, Restricted Stock will be deemed to be transferable only if the transferee's rights in the Restricted Stock are not subject to a substantial risk of forfeiture. An employee may, however, elect to recognize income as of the date of grant of the Restricted Stock, in an amount equal to
(i) the excess of the fair market value of the Restricted Stock on the date of grant over (ii) the price, if any, paid for the Restricted Stock. If such an election is made, no additional income will be recognized at the time the stock vests or becomes transferable. In the event of a subsequent forfeiture of the shares, an employee making such an election may be able to recognize a capital loss with respect to the amount, if any, paid for such Restricted Stock, but only to the extent such amount exceeds the amount realized by such employee on such forfeiture. The employee will not be able to recognize a loss for tax purposes with respect to the excess of fair market value over the purchase price which was previously included in income. The use of Restricted Stock as all or a portion of the exercise price of a non-qualified stock option will not result in gain or loss to the optionee to the extent that such optionee receives through the exercise of such option shares of stock having restrictions and conditions substantially similar to those applicable to such Restricted Stock. Dividends paid on the shares of Restricted Stock before they vest will be taxed to the employee either as additional compensation or, if the employee has made the election described above, as dividend income.

     Basis and Holding Period of Shares.  In most cases, the basis in shares
     ----------------------------------
acquired upon exercise of a non-qualified option or SAR, upon an award of Restricted Stock or upon payment with respect to a Performance Award, will be equal to the fair market value of the shares on the employee's income recognition date, and the holding period for determining gains and losses on a subsequent disposition of such shares will begin on such date. In the case of an incentive stock option, the basis of the shares acquired on exercise of the option will be equal to the option's exercise price, and the holding period of the shares will begin on the date the incentive stock option is exercised. However, if shares of previously acquired stock are surrendered to pay the exercise price of an incentive stock option or a non-qualified stock option, the basis and holding period of the shares received in exchange therefor are determined differently. The basis of the shares surrendered to pay the exercise price becomes the basis of an equal number of new shares received upon the exercise of the option, and the holding period of the new shares will include the holding period of the shares surrendered to pay the exercise price (except for the purpose of meeting the holding period required by Section 422 of the Code.) The remaining shares received upon the exercise of an incentive option will have a basis equal to any cash paid on the exercise and any gain recognized on the disposition of statutory option stock under Section 424(c)(3) of the Code. The remaining shares received upon the exercise of a non-qualified option will have a basis equal to the fair market value of such shares less any cash paid on the exercise (the amount included in the participant's taxable income). The holding period for such remaining shares will begin on the date such shares are received by the participant.

     As a general rule, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the Plan (including the recognition of ordinary income as the result of a holder of stock obtained through exercise of an ISO disposing of such stock prior to the expiration of the required holding period), to the extent such income is considered reasonable compensation under the Code and generally provided that the Company complies with the applicable reporting requirements with respect to the ordinary income recognized by the employee. The Company will not, however, be entitled to a deduction with respect to payments to employees which are contingent upon a Change of Control if such payments are deemed to constitute "excess parachute payments" pursuant to Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section. In addition, such payment will subject the recipient to a 20% excise tax. The Company also may not be entitled to a deduction with respect to payments to certain employees of the Company to the extent that the total remuneration of such employees is found to be excessive under Section 162(m) of the Code.

     General.  The Incentive Plan is not qualified under Section 401(a) of the
     -------
Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

     The preceding discussion is based upon federal tax laws and regulations in effect on the date of this proxy statement, which are subject to change, and upon an interpretation of the statutory provisions of the Code, its legislative history and related income tax regulations. Furthermore, the foregoing is only a general discussion of the federal income tax consequences of the Incentive Plan and does not purport to be a complete description of all federal income tax aspects of the Incentive Plan. Plan participants may also be subject to state and local taxes in connection with the grant or exercise of options, SARs performance awards or Restricted Stock granted under the Incentive Plan and the sale or other disposition of shares acquired upon exercise of the options or otherwise received pursuant to the Incentive Plan. EACH EMPLOYEE RECEIVING A GRANT OF OPTIONS, SARS, PERFORMANCE AWARDS OR RESTRICTED STOCK SHOULD CONSULT WITH HIS OR HER PERSONAL TAX ADVISOR REGARDING FEDERAL, STATE AND LOCAL CONSEQUENCES OF PARTICIPATING IN THE INCENTIVE PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP served as the independent auditors of the Company for the fiscal year ended May 31, 1998 and has been appointed by the Board of Directors to continue in that capacity in fiscal 1999. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions from shareholders.


             ANNUAL REPORT TO SHAREHOLDERS AND REPORT ON FORM 10-K

     Additional information concerning the Company, including financial statements of the Company, is provided in the Company's 1998 Annual Report to Shareholders that accompanies this proxy statement. The Company's Annual Report on Form 10-K for the year ended May 31, 1998, as filed with the Securities and Exchange Commission, is available to shareholders who make a written request therefor to Mr. Douglas C. Chait, at the offices of the Company, 6600 Peachtree-Dunwoody Road, Embassy Row 500, Atlanta, Georgia 30328. Copies of exhibits filed with that report or referenced therein will be furnished to shareholders of record upon request and payment of the Company's expenses in furnishing such documents.


                             SHAREHOLDER PROPOSALS

     Any proposal to be presented at next year's Annual Meeting must be received at the principal executive offices of the Company not later than June 7, 1999, directed to the attention of the Secretary, for consideration for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

     With respect to any such proposals received after August 21, 1999, the persons named in the form of proxy solicited by management in connection with the 1999 Annual Meeting of Shareholders will have discretionary authority to vote on any such shareholder proposals in accordance with their judgment of what is in the best interests of the Company.


                                 OTHER MATTERS

     Management does not know of any matters to be brought before the meeting other than those referred to above. If any other matter properly comes before the meeting, the persons designated as proxies will vote on each such matter in accordance with their best judgment.

                               By Order of the Board of Directors

                                /s/ Douglas C. Chait
                               ------------------------------------
                               Douglas C. Chait
                               Secretary
Atlanta, Georgia
October 5, 1998

                                  EXHIBIT "A"

                          EDUTREK INTERNATIONAL, INC.
                                AMENDMENT NO. 1
                            TO AMENDED AND RESTATED
                              1997 INCENTIVE PLAN

     WHEREAS, the Board of Directors of EduTrek International, Inc. (the "Company") has previously adopted, and the shareholders of the Company have approved, the 1997 Incentive Plan, as amended and restated (the "Plan"), pursuant to which various types of incentive awards may be issued to eligible directors, officers and employees to the Company; and

     WHEREAS, the Board of Directors of the Company deems it desirable to amend the Plan as more fully set out herein;

     NOW, THEREFORE, the Plan is amended upon the terms, and subject to the conditions, set forth herein.


                                   ARTICLE I
                               AMENDMENTS TO PLAN

     1.1 Section 3 of the Plan is hereby amended by deleting the first sentence of Section 3 in its entirety and substituting the following in lieu thereof:

          "The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,200,000."

     1.2 Section 12 of the Plan is hereby amended by deleting the first paragraph of Section 12 in its entirety and substituting the following in lieu thereof:

          "The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the right of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted Stock, or Performance Award theretofore granted, without the optionee's or participant's consent, or which without the approval of the shareholders would (i) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan; or (ii) change the category or class of employees eligible to receive Incentive Stock Options under the Plan."


                                   ARTICLE II
                          EFFECTIVE DATE OF AMENDMENTS

     2.1 The amendments effected hereby shall be effective for options granted under the Plan to eligible employees on or after the date these amendments are approved by the Board of Directors of the Company, but subject to approval of a majority of the shares of Common Stock of the Company entitled to vote thereon represented in person and by proxy at a meeting of shareholders. In the event shareholder approval of adoption of these amendments is not obtained within twelve months of the date these amendments are approved by the Board of Directors of the Company, then any option granted in the intervening period to eligible employees shall be void.

                                                                        APPENDIX
                          EDUTREK INTERNATIONAL, INC.
                          6600 PEACHTREE-DUNWOODY ROAD
                                EMBASSY ROW 500
                             ATLANTA, GEORGIA 30328
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 1998 ANNUAL
                            MEETING OF SHAREHOLDERS.

  The undersigned hereby appoints Steve Bostic and Daniel D. Moore, or either of them, with power of substitution to each, the proxies of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of EDUTREK INTERNATIONAL, INC. to be held on Thursday, October 29, 1998 at 10:00 a.m. at the Company's offices, 6600 Peachtree-Dunwoody Road, Embassy Row 500, Atlanta, Georgia, and any adjournment or postponement thereof:

 1. To elect eight (8) directors for a term of one year and until their successors are elected and have qualified:

  [_] FOR all nominees listed         [_] WITHHOLD AUTHORITY to
      below (except as marked to          vote for all nominees
      the contrary below)                 listed below

   STEVE BOSTIC, STEPHEN G. FRANKLIN, PAUL D. BECKHAM, FRED C. DAVISON, J. ROBERT FITZGERALD, RONALD P. HOGAN, GAYLEN D. KEMP, GERALD TELLEFSEN

  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
  -----------------------------------------------------------------------------

 2. To approve an amendment to the EduTrek International, Inc. 1997 Incentive Plan to increase the number of shares available for grant thereunder from 829,388 shares to 1,200,000 shares.

  [_] FOR    [_] AGAINST    [_] ABSTAIN

 3. To approve an amendment to the EduTrek International, Inc. 1997 Incentive Plan to modify the circumstances under which the Board of Directors may amend the Plan without shareholder approval.


  [_] FOR    [_] AGAINST    [_] ABSTAIN

                    (continued and to be signed on reverse)

 4. To vote in accordance with their best judgment with respect to any other matters that may properly come before the meeting.

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" EACH OF THE ABOVE PROPOSALS AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

                                         Please date and sign this Proxy
                                         exactly as name(s) appears on the
                                         mailing label.

                                         --------------------------------------

                                         --------------------------------------

                                         Print Name(s): _______________________

                                         NOTE: When signing as an attorney,
                                         trustee, executor, administrator or
                                         guardian, please give your title as
                                         such. If a corporation or partner-
                                         ship, give full name by authorized
                                         officer. In the case of joint ten-
                                         ants, each joint owner must sign.

                                         Dated: _______________________________

                          EDUTREK INTERNATIONAL, INC.
                   AMENDED AND RESTATED 1997 INCENTIVE PLAN

     The following plan has been amended to reflect the changes effected by Amendment No.1 and Amendment No. 2 adopted by the Board of Directors and approved by the shareholders on June 6, 1997 and July 30, 1997, respectively, and restated to reflect the seven-for-one split of the Company's Common Stock effected as of June 17, 1997.

SECTION 1. GENERAL PURPOSE OF PLAN;  DEFINITIONS.

     The name of this plan is the EduTrek International, Inc. 1997 Incentive Plan (the "Plan"). The purpose of the Plan is to enable EduTrek International, Inc. (the "Company") and its Subsidiaries and Affiliates to attract and retain employees and directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees and directors to participate in the long-term success and growth of the Company through an equity interest in the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     a. "Affiliate" means any corporation (other than a Subsidiary), partnership, joint venture or any other entity in which the Company owns, directly or indirectly, at least a 10 percent beneficial ownership interest.

     b.  "Board" means the Board of Directors of the Company.

     c. "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

     d. "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto and the Treasury Regulations and rulings promulgated thereunder.

     e. "Committee" means a committee of the Board appointed for the purpose of administering the Plan, which committee shall at all times consist of two or more Non-Employee Directors.

     f.  "Commission" means the U.S. Securities and Exchange Commission.

     g. "Company" means EduTrek International, Inc., a corporation organized under the laws of the State of Georgia (or any successor corporation).

     h. "Disability" means total and permanent disability as determined under the Company's long term disability program.

     i. "Early Retirement" means retirement from active employment with the Company, any Subsidiary and any Affiliate pursuant to the early retirement provisions of the applicable company pension plan.

     j. "Eligible Employee" means a person regularly employed by the Company or a Subsidiary and who is responsible for or contributes to the management, growth and/or profitability of the business of the Company or a Subsidiary.

     k. "Eligible Participant" means an Eligible Employee or a Non-Employee Director.

     l. "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

     m. "Fair Market Value" means, as of any given date, the mean between the high "bid" and low "ask" prices as of the close of business for the Company's Stock in the over-the-counter market, as reported by the Nasdaq Stock Market (or other national quotation service), or, if the Stock is registered on a national securities exchange, the closing price of the Stock on such national securities exchange or, if neither traded in the over-the-counter market nor listed on a national securities exchange, then the fair market value as determined by the Board or the Committee, but in no case less than the par value of such Stock.

     n. "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     o. "Non-Employee Director" means a member of the Board who is not a regular salaried employee of the Company or one of its Subsidiaries. As it relates to the members of the Committee and for the purpose of Sections 2 and 10 of the Plan, "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b) (3) as promulgated by the Commission under the Securities Exchange Act of 1934, as amended, or any successor definition adopted by the Commission.

     p. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     q. "Normal Retirement" means retirement from active employment with the Company, any Subsidiary, and any Affiliate on or after the normal retirement date specified in the applicable company pension plan.

     r. "Performance Award" means an award of shares of Stock or cash pursuant to Section 9 contingent upon achieving certain performance goals.

     s.  "Plan" means this 1997 Incentive Plan.

     t. "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 8.

     u.  "Retirement" means Normal or Early Retirement.

     v.  "Stock" means the Class A Common Stock of the Company.

     w. "Stock Appreciation Right" means a right granted under Section 7 which entitles the holder to receive a cash payment or an award of Stock in an amount equal to the difference between (i) the Fair Market Value of the Stock covered by such right at the date the right is granted, unless otherwise determined by the Board or the Committee pursuant to Section 7 and (ii) the Fair Market Value of the Stock covered by such right at the date the right is exercised multiplied by the number of shares covered by the right.

     x. "Stock Option" means any option to purchase shares of Stock granted to Eligible Employees or Eligible Participants under the Plan.

     y. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. ADMINISTRATION.

     The Plan shall be administered by the Board or the Committee. Subject to the provisions of Section 10 of the Plan, the Board or the Committee shall have the power and authority to grant to Eligible Employees or Eligible Participants, pursuant to the terms of the Plan: (i) Incentive Stock Options; (ii) Non-Qualified Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock; or (v) Performance Awards.

     In particular, the Board or the Committee shall have the authority:

     (i) to select the Eligible Employees or Eligible Participants to whom Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, or Performance Awards or a combination of the foregoing from time to time will be granted hereunder;

     (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, or Performance Awards or a combination of the foregoing, are to be granted hereunder;

     (iii) to determine the number of shares of Stock to be covered by each such award granted hereunder;

     (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto based on performance and/or such other factors as the Board or the Committee may determine, in its sole discretion, and any vesting acceleration features based on performance and/or such other factors as the Board or the Committee may determine, in its sole discretion;

     (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of a participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period.

     Subject to Section 12, the Board or the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     All decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3. STOCK SUBJECT TO PLAN.

     The total number of shares of Stock reserved and available for distribution under the Plan shall be 829,388. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     If any shares of Stock that have been subject to option cease to be subject to option, or if any shares subject to any Restricted Stock award granted hereunder are forfeited or such award is otherwise terminated, such shares shall again be available for distribution in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options granted under the Plan and in the number of shares subject to Restricted Stock awards granted under the Plan as may be determined to be appropriate by the Board or the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. ELIGIBILITY.

     Awards granted pursuant to Section 5 hereunder shall be granted only to Eligible Employees. Awards granted pursuant to Sections 6, 7, 8 and 9 shall be granted only to Eligible Participants. Awards granted pursuant to Section 10 shall be granted only to Non-Employee Directors who are serving as members of the Committee. The optionees and participants under the Plan shall be selected from time to time by the Board or the Committee, in its sole discretion, from among those eligible, and the Board or the Committee shall determine, in its sole discretion, the number of shares covered by each award or grant.

SECTION 5. INCENTIVE STOCK OPTIONS.

     Incentive Stock Options may be granted either alone or in addition to other awards granted under the Plan. Any Incentive Stock Option granted under the Plan shall be in such form as the Board or the Committee may from time to time approve, and the provisions of Incentive Stock Option awards need not be the same with respect to each optionee.

     The Board or the Committee shall have the authority to grant any Eligible Employee Incentive Stock Options (with or without Stock Appreciation Rights) except that Incentive Stock Options shall not be granted to employees of an Affiliate. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

     Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. Notwithstanding the foregoing, in the event an optionee voluntarily disqualifies an option as an Incentive Stock Option within the meaning of Section 422 of the Code, the Board or the Committee may, but shall not be obligated to, make such additional grants, awards or bonuses as the Board or the Committee shall deem appropriate, to reflect the tax savings to the Company which results from such disqualification.

     Incentive Stock Options granted under the Plan shall be evidenced by agreements to be consistent with and subject to the following terms and conditions and shall contain such additional terms and conditions, consistent with the terms of the Plan, as the Board or the Committee shall deem desirable:

          (a) Option Price. The option price per share of Stock purchasable under an Incentive Stock Option shall be the Fair Market Value of the Stock on the date of the grant of the Incentive Stock Option; provided, however, that the option price per share of an Incentive Stock Option granted to an individual who, at the time the option is granted, owns directly or indirectly more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (a "Ten Percent Owner"), shall be not less than one hundred ten percent (110%) of the Fair Market Value on the date the option is granted.

          (b) Option Term. The term of each Incentive Stock Option shall be fixed by the Board or the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date such option is granted. Notwithstanding the foregoing, no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable more than five (5) years from the date of grant of the option.

          (c) Exercisability. Subject to paragraph (j) of this Section 5, Incentive Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee at grant. If the Board or the Committee provides, in its discretion, that any Incentive Stock Option is exercisable only in installments, the Board or the Committee may waive such installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Board or the Committee may determine in its sole discretion.

          (c) Method of Exercise. Incentive Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Board or the Committee. As determined by the Board or the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock owned by the optionee (based on the Fair Market Value of the Stock on the date the option is exercised). An optionee shall have the right to dividends or other rights of a stockholder with respect to shares subject to the option only when the optionee has given written notice of exercise and has paid in full for such shares.

          (d) Non-transferability of Options. No Incentive Stock Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution. All Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

          (e) Termination by Death. Unless otherwise determined by the Board or the Committee at grant, if any optionee's employment with the Company, any Subsidiary, and any Affiliate terminates by reason of death, the Incentive Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Board or the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of three years from the date of such death or until the expiration of the stated term of such Incentive Stock Option, whichever period is the shorter.

          (f) Termination by Reason of Disability. Unless otherwise determined by the Board or the Committee at grant, if any optionee's employment with the Company, any Subsidiary and any Affiliate terminates by reason of Disability, any Incentive Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Board or Committee shall determine at or after grant), but may not be exercised after three years from the date of such termination of employment or the expiration of the stated term of such Incentive Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period, any unexercised Incentive Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or for the stated term of such Incentive Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (g) Termination by Reason of Retirement. Unless otherwise determined by the Board or the Committee at grant, if any optionee's employment with the Company, any

     Subsidiary and any Affiliate terminates by reason of Normal or Early Retirement, any Incentive Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Board or the Committee shall determine at or after grant), but may not be exercised after three years from the date of such termination of employment or the expiration of the stated term of such Incentive Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period any unexercised Incentive Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or for the stated term of the Incentive Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (h) Other Termination. Unless otherwise determined by the Board or the Committee at grant, if an optionee's employment with the Company, any Subsidiary and any Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Incentive Stock Option shall thereupon terminate, except that such option may be exercised for the lesser of three months from the date of termination or the balance of such option's term if the optionee's employment with the Company, any Subsidiary and any Affiliate is involuntarily terminated by the optionee's employer without Cause.

          (i) Limit on Value of Incentive Stock Option First Exercisable Annually. To the extent that the aggregate Fair Market Value (determined at the time the option is granted) of shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all of the Company=s option plans) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options.

SECTION 6. NON-QUALIFIED STOCK OPTIONS.

     The Board or the Committee may grant to Eligible Participants options under the Plan which are not Incentive Stock Options under the provisions of Section 422 of the Code. Such Non-Qualified Stock Options shall be evidenced by agreements in such form and consistent with this Plan as the Board or the Committee shall approve from time to time, which agreements shall contain in substance the same terms and conditions as set forth in Section 5 hereof with respect to Incentive Stock Options (except that references to employment with the Company shall be deemed to mean service on the Board); provided, however, that the limitations set forth in Sections 5(a), 5(b) or 5(i) shall not be applicable to Non-Qualified Stock Options. Payment of the option exercise price for a Non-Qualified Stock Option may be made in the form of Restricted Stock owned by the optionee, in which case the shares received upon the exercise of such Non-Qualified Stock Option shall be restricted or deferred, as the case may be, in accordance with the original term of the Restricted Stock award in question, except that the Board or the Committee may direct that such restrictions or deferral provisions shall apply only to the number of such shares equal to the number of shares of Restricted Stock surrendered upon the exercise of such option. No shares of unrestricted Stock shall be issued until full payment therefor has been made.

SECTION 7. STOCK APPRECIATION RIGHTS.

     (a) Grant and Exercise When Granted in Conjunction With Stock Options. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan and may contain terms and conditions different from those of the related Stock Option, except as otherwise provided below. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Incentive Stock Option.

     A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Board or the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

     A Stock Appreciation Right may be exercised by an optionee, in accordance with paragraph (d) of this Section 7, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (d) of this Section 7. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b) Grant and Exercise When Granted in Tandem With Stock Option. Stock Appreciation Rights may be granted in tandem either at the time of grant of a Non-Qualified Stock Option or at any time during the term of such Stock Option. Stock Appreciation Rights are not permitted to be granted in tandem with an Incentive Stock Option under this Plan.

     A Stock Appreciation Right may be exercised at any time to the extent that the Stock Option to which it relates is then exercisable, and shall be subject to the conditions applicable to such Stock Option. When a Stock Appreciation Right is exercised in accordance with Section 7(d), the Stock Option to which it relates shall cease to be exercisable to the extent of the number of shares with respect to which the Stock Appreciation Right is exercised. Similarly, when an option is exercised, the Stock Appreciation Right relating to the shares covered by such Stock Option exercise shall terminate. Any Stock Appreciation Right which is outstanding on the last day of the term of the Stock Option to which it is related shall be automatically exercised on such date for cash or Stock, as determined by the Board or the Committee, without any action by the optionee.

     (c) Grant and Exercise When Granted Alone. Stock Appreciation Rights may be granted at the discretion of the Board or the Committee in a manner not related to an award of a Stock Option. A Stock Appreciation Right granted under this Section 7(c) is not exercisable for a period of six months from the date of grant, unless a longer period is otherwise determined by the Board or the Committee. The Stock Appreciation Right, granted under Section 7(c), shall be exercisable in accordance with Section 7(d) over a period not to exceed ten years. Any Stock Appreciation Right which is outstanding on the last day of the exercisable period shall be automatically exercised on such date for cash or Stock, as determined by the Board or the Committee, without any action by the holder.

     (d) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Board or the Committee, including the following:

          (i) Stock Appreciation Rights granted pursuant to Section 7(a) and 7(b) shall be exercisable only at such time or times and to the extent that the Stock Options to which the Stock Appreciation Rights relate shall be exercisable in accordance with the provisions of Sections 5 and 6 and this
     Section 7 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of the term of the Stock Appreciation Right, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

          (ii) Upon the exercise of a Stock Appreciation Right granted pursuant to Section 7(a) or 7(b), an optionee shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Board or the Committee having the right to determine the form of payment. Upon the exercise of a Stock Appreciation Right granted pursuant to Section 7(c), the holder shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the Fair Market Value of one share of Stock at the date the Stock Appreciation Right was granted multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Board or the Committee having the right to determine the form of payment.

          (iii) No Stock Appreciation Right shall be transferable by the holder otherwise than by will or the laws of descent and distribution. All Stock Appreciation Rights shall be exercisable, during the holder's lifetime, only by the holder.

          (iv) Upon the exercise of a Stock Appreciation Right granted pursuant to Section 7(a) or Section 7(b), the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan.

          (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option pursuant to Section 7(a), may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

          (vi) In its sole discretion, the Board or the Committee may provide, at the time of grant of a Stock Appreciation Right under this Section 7, that such Stock Appreciation Right can be exercised only in the event of a "Change of Control" and/or a "Potential Change of Control" (as defined in Section 14 below).

          (vii) The Board or the Committee, in its sole discretion, may also provide that in the event of a "Change of Control" and/or a "Potential Change of Control" (as defined in Section 14 below) the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the "Change of Control Price" (as defined in Section 14 below).

          (viii) Any exercise by a participant of all or a portion of a Stock Appreciation Right for cash, may only be made during the period beginning on the third business day following the date of the Company's release of its quarterly or annual summary statements of sales and earnings to the public and ending on the twelfth business day following such date; provided, however, that the foregoing shall not apply to any exercise by a participant of a Stock Appreciation Right for cash where the date of exercise is automatic or fixed in advance under the Plan and is outside the control of the participant.

SECTION 8.  RESTRICTED STOCK.

     (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Board or the Committee shall determine the Eligible Participants to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of Restricted Stock (subject to Section 8(b) hereof), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. However, in no event shall any restriction, including risk of forfeiture, attach to the Restricted Stock for a term to exceed ten years from the date such Stock was granted. The Board or the Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals, or such other criteria as the Board or the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement") and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

          (i) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Board or the Committee may specify) after the award date by executing a Restricted Stock Award Agreement and paying whatever price, if any, is required.

          (ii) Each participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the E Holdings, Inc. 1997 Incentive Plan and a Restricted Stock Agreement entered into between the registered owner and EduTrek International, Inc. Copies of such Plan and Agreement are on file in the offices of EduTrek International, Inc., 3340 Peachtree Road, Suite 2000, Atlanta, Georgia 30326."

          (iii) The Board or the Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

     (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 8 shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of this Plan and Restricted Stock Award Agreements, during the period of six months after the award or such longer period as may be set by the Board or the Committee commencing on the grant date (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Board or the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on performance and/or such other factors as the Board or the Committee may determine, in its sole discretion.

          (ii) Except as provided in paragraph (c)(i) of this Section 8, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to receive any dividends.

          Dividends paid in cash with respect to shares of Restricted Stock shall not be subject to any restrictions or subject to forfeiture. Dividends paid in stock of the Company or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates for shares of unrestricted Stock shall be delivered to the participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

          (iii) Subject to the provisions of the Restricted Stock Award Agreement and this Section 8, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant, and the participant shall only receive the amount, if any, paid by the participant for such forfeited Restricted Stock.

          (iv) In the event of special hardship circumstances of a participant whose employment is involuntarily terminated (other than for Cause), the Board or the Committee may, in it sole discretion, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

SECTION 9.  PERFORMANCE AWARDS.

     (a) Administration. Shares of Stock or a payment in cash may be distributed under the Plan upon the attainment of achievement objectives to a participant as a Performance Award. The Board or the Committee shall determine the Eligible Participants to whom the Performance Award is granted, the terms and conditions of the achievement objectives, the term of the performance period, and the level and form of the payment of the Performance Award.

     (b) Achievement Objectives. The Board or the Committee, at its sole discretion may establish, under this Section 9, achievement objectives either in terms of Company-wide objectives or in terms of objectives that are related to the specific performance of the participant or the division, subsidiary, department or function within the Company in which the participant is engaged.
A minimum level of acceptance, at the discretion of the Board or the Committee, may be established.

     If at the end of the performance period the specified objectives have been attained, the participant is deemed to have fully earned the Performance Award. If such achievement objectives have not been attained, the participant is deemed to have partly earned the Performance Award and becomes eligible to receive a portion of the total award, as determined by the Board or the Committee. If a required minimum level of achievement has not been met, the participant is entitled to no portion of the Performance Award. The Company may adjust the payment of awards or the achievement objectives if events occur or circumstances arise which would cause a particular payment or set of achievement objectives to be inappropriate as a measure of performance.

     (c) Terms and Conditions. A participant to whom a Performance Award has been granted is given achievement objectives to be reached over a specified period, the "performance period." Generally this period shall be not less than one year but in no case shall the period exceed five years.

     Any participant granted a Performance Award pursuant to this Section 9 who by reason of death, disability or retirement terminates his position with the Company before the end of the performance period is entitled to receive a portion of any earned Performance Award.

     A participant who terminates his position with the Company for any other reason forfeits all rights under the Performance Award.

SECTION 10.  PARTICIPATION OF NON-EMPLOYEE DIRECTOR COMMITTEE MEMBERS.

     Each Non-Employee Director serving on the Committee shall be eligible to receive awards granted pursuant to Sections 6, 7, 8 and 9 of the Plan only upon authorization and approval of the Board or the stockholders of the Company.

SECTION 11.  LOAN PROVISIONS.

     With the consent of the Board or the Committee, the Company may make, or arrange for, a loan or loans to an Eligible Employee or Eligible Participant with respect to the exercise of any Stock Option granted under the Plan and/or with respect to the payment of the purchase price, if any, of any Restricted Stock awarded hereunder. The Board or the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, term and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

SECTION 12.  AMENDMENTS AND TERMINATION.

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the right of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted Stock, or Performance Award theretofore granted, without the optionee's or participant's consent, or which without the approval of the shareholders would:

          (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

          (b) decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of the granting of the option;

          (c) change the participants or class of participants eligible to participate in the Plan so as to add directors or executive officers to the class of Eligible Participants;

          (d) extend the maximum option period under paragraph (b) of Section 5 of the Plan;

          (e) otherwise materially modify the requirements as to eligibility for participation in the Plan; or

          (f) otherwise materially increase the benefits accruing to participants under the Plan.

     The Plan may at any time or from time to time be terminated, modified or amended by the affirmative vote of not less than a majority of the votes entitled to be cast thereon by the Company=s stockholders. The Board or the Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without his consent. The Board or the Committee may also substitute new Stock Options for previously granted Stock Options including options granted under other plans applicable to the participant and previously granted Stock Options having higher option prices.

SECTION 13.  UNFUNDED STATUS OF PLAN.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing set forth herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board or the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or a payment in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

SECTION 14.  CHANGE OF CONTROL.

     The following acceleration and valuation provisions shall apply in the event of a "Change of Control" or "Potential Change of Control," as defined in this Section 14:

     (a) In the event of a "Change of Control" as defined in paragraph (b) of this Section 14, unless otherwise determined by the Board or the Committee in writing at or after grant, but prior to the occurrence of such Change of Control, or, if and to the extent so determined by the Board or the Committee in writing at or after grant (subject to any right of approval expressly reserved by the Board or the Committee at the time of such determination) in the event of a "Potential Change of Control," as defined in paragraph (c) of this Section 14:

          (i) any Stock Appreciation Rights and any Stock Options awarded under the Plan which have been outstanding for at least six months, if not previously exercisable and vested shall become fully exercisable and vested;

          (ii) with the exception of the six month restriction in Section 8(c)(i), the restrictions and deferral limitations applicable to any Restricted Stock award under the Plan shall lapse and such shares and awards shall be deemed fully vested; and

          (iii) the value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock or Performance Awards shall, to the extent determined by the Board or the Committee at or after grant, be cashed out on the basis of the "Change of Control Price" (as defined in paragraph (d) of this Section 14) as of the date the Change of Control occurs or Potential Change of Control is determined to have occurred, or such other date as the Board or the Committee may determine prior to the Change of Control or Potential Change of Control.

     (b) For purpose of paragraph (a) of this Section 14, a "Change of Control" means the happening of any of the following:

          (i) when any "person," as such term used in Section 13(d) and 14(d) of the Exchange Act (other than Steven Bostic or any affiliate of Steven Bostic, the Company or a Subsidiary or any Company employee benefit plan (including its trustee)), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

          (ii) when, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board cease, for any reason other than death, to constitute at least a majority thereof, unless each director who was not a director at the beginning of such period was elected by, or on the recommendation of, at least two-thirds of the directors at the beginning of such period; or

          (iii) the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

     (c) For purposes of paragraph (a) of this Section 14, a "Potential Change of Control" means the happening of any of the following:

          (i) the entering into an agreement by the Company, the consummation of which would result in a Change of Control of the Company as defined in paragraph (b) of this Section 14; or

          (ii) the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than Steven Bostic or any affiliate of Steven Bostic, the Company or a Subsidiary or any Company employee benefit plan (including its trustee)) of securities of the Company representing five percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change of Control of the Company has occurred for purposes of this Plan.

     (d) For purposes of this Section 14, "Change of Control Price" means the highest price per share paid in any transaction reported on the Nasdaq Stock Market or the New York Stock Exchange Composite Tape, whichever then applies to the Stock, or paid or offered in any transaction related to a potential or actual Change of Control of the Company at any time during the preceding 60 day period as determined by the Board or the Committee, except that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Board or the Committee decides to cash out such options.

SECTION 15.  GENERAL PROVISIONS.

     (a) All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Board or the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Board or the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee or director of the Company, any Subsidiary or any Affiliate, any right to continued employment (or, in the case of a director, continued retention as a director) with the Company, a Subsidiary or an Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company, a Subsidiary or an Affiliate to terminate the employment of any of its employees at any time.

     (c) Each participant shall, no later than the date as of which the value of an award first becomes includable in the gross income of the participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Board or the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company (and, where applicable, its Subsidiaries and Affiliates), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. A participant may irrevocably elect to have the withholding tax obligations or, in the case of all awards hereunder except Stock Options which have related Stock Appreciation Rights, if the Board or the Committee so determines, any additional tax obligation with respect to any awards hereunder satisfied by (a) having the Company withhold shares of Stock otherwise deliverable to the participant with respect to the award or (b) delivering to the Company shares of unrestricted Stock.

     (d) At the time of grant or purchase, the Board or the Committee may provide in connection with any grant or purchase made under this Plan that the shares of Stock received as a result of such grant or purchase shall be subject to a right of first refusal, pursuant to which the participant shall be required to offer the Company any shares that the participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to provisions of
Section 15 hereof and to such other terms and conditions as the Board or the Committee may specify at the time of grant.

     (e) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 16.  EFFECTIVE DATE OF PLAN.

     The Plan shall be effective on the date it is approved by a majority vote of the Company's stockholders.

SECTION 17.  TERM OF PLAN.

     No Stock Option, Stock Appreciation Right, Restricted Stock or Performance Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but awards theretofore granted may extend beyond that date.